SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   --------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   --------

               Date of Report (Date of earliest event reported):
                        March 12, 2004 (March 12, 2004)


                              FEDDERS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   1-8831                  22-2572390
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
    of Incorporation)                                      Identification No.)


                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)
                                (908) 604-8686
             (Registrant's telephone number, including area code)

Item 5. Other events.

         Fedders Corporation issued a press release on March 12, 2004 to clarify a Value Line estimates of first quarter sales. A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) The following is filed as an Exhibit to this Report:


Exhibit Number    Description
----------------------------------------------------
        99        Press Release dated March 12, 2004.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FEDDERS CORPORATION


                                          By: /s/ Kent E. Hansen
                                              -------------------------
                                              Kent E. Hansen
                                              Executive Vice President and
                                              Secretary

Dated:  March 12, 2004

                                 EXHIBIT INDEX


Exhibit Number             Description
----------------------------------------------------
      99                   Press Release dated March 12, 2004.

                                                                    Exhibit 99


         Fedders Clarifies Value Line Estimates of First Quarter Sales

LIBERTY CORNER, New Jersey -- March 12, 2004 -- Fedders Corporation (NYSE:
FJC), a leading global manufacturer of air treatment products, today announced that sales in January and February of 2004, the first two months of its new fiscal year, exceeded $70.0 million and that sales in March are generally seasonally stronger than January or February. The company reported that in a March 5, 2004 publication, Value Line estimated sales of $50.0 million in the first quarter of Fedders' new fiscal year, possibly as a result of the change in Fedders' fiscal year.

The company changed its fiscal year end from August 31 to December 31. It is not the company's practice to give guidance or report estimates on its results but, given the unique circumstances relating to the fiscal year change, the company believes it is necessary and appropriate to address these estimates at this time.

This news release includes forward-looking statements that are covered under the "Safe-Harbor" clause of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current expectations and assumptions. Actual results could differ materially from those currently anticipated as a result of known and unknown risks and uncertainties including, but not limited to, weather and economic, political, market and industry conditions and reliance on key customers. Such factors are described in Fedders' SEC filings, including its most recently filed annual report on Form 10-K. The company disclaims any obligation to update any forward-looking statements to incorporate developments occurring after release of this announcement. Visit the Fedders investor information website at www.fedders.com to access additional information on Fedders.

                                      ###

CONTACT:
Michael Giordano
(908) 604-8686
investorrelations@fedders.com